UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): July 15, 2021

Oncocyte Corporation

(Exact name of registrant as specified in its charter)

California	1-37648	27-1041563
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

15 Cushing

Irvine, California 92618

(Address of principal executive offices)

(949) 409-7600

(Registrant’s telephone number, including area code)

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, no par value	OCX	The Nasdaq Stock Market LLC

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Forward-Looking Statements

Any statements that are not historical fact (including, but not limited to statements that contain words such as “may,” “will,” “believes,” “plans,” “intends,” “anticipates,” “expects,” “estimates”) should also be considered to be forward-looking statements. Additional factors that could cause actual results to differ materially from the results anticipated in these forward-looking statements are contained in Oncocyte Corporation’s Annual Report on Form 10-K filed with the Securities and Exchange Commission (“SEC”) under the heading “Risk Factors” and in other filings that Oncocyte may make with the SEC. Undue reliance should not be placed on these forward-looking statements which speak only as of the date they are made, and the facts and assumptions underlying these statements may change. Except as required by law, Oncocyte disclaims any intent or obligation to update these forward-looking statements.

References to “Oncocyte,” “we,” “us,” and “our” are references to Oncocyte Corporation.

Item 4.01 Changes In Registrant’s Certifying Accountant

On July 15, 2021, WithumSmith+Brown, PC (“Withum”), an independent registered public accounting firm, acquired certain assets of OUM & Co. LLP (“OUM”), our independent registered public accounting firm, through a transaction in which OUM’s partners and professional staff joined Withum as partners or employees. As a result of this transaction, on July 15, 2021, OUM resigned as our independent registered public accounting firm, and on July 19, 2021 the Audit Committee of our Board of Directors approved the engagement of Withum as our new independent registered public accounting firm.

The audit reports of OUM on the Company’s consolidated financial statements for the years ended December 31, 2020 and 2019 did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles. During the two most recent fiscal years ended December 31, 2020 and 2019, and through the subsequent interim periods preceding OUM’s resignation, there were no disagreements between us and OUM on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of OUM would have caused them to make reference thereto in their reports on our financial statements for such years. During the two most recent fiscal years ended December 31, 2020 and 2019, and through the subsequent interim periods preceding OUM’s resignation, there were no reportable events within the meaning set forth in Item 304(a)(1)(v) of Regulation S-K.

We have provided OUM a copy of the disclosures in this Form 8-K and we have requested that OUM furnish us with a letter addressed to the Securities and Exchange Commission stating whether or not they agree with the statements contained in this Report. A copy of the letter dated July 19, 2021 is filed as an Exhibit to this Report.

During our two most recent fiscal years ended December 31, 2020 and 2019, and through the subsequent interim periods preceding Withum’s engagement, we did not consult with Withum on either (1) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that may be rendered on our financial statements, and Withum did not provide either a written report or oral advice to us that Withum concluded was an important factor considered by us in reaching a decision as to the accounting, auditing or financial reporting issue; or (2) any matter that was either the subject of a disagreement with OUM or a reportable event, as defined in Item 304(a)(1)(v) of Regulation S-K.

Item 9.01 Financial Statements and Exhibits.

Exhibit Number	Description
16.1	Letter from OUM to the Securities and Exchange Commission dated July 20, 2021

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ONCOCYTE CORPORATION

Date: July 20, 2021	By:	/s/ Mitchell Levine
Mitchell Levine
Chief Financial Officer

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